LOCK UP AGREEMENT

         This LOCK UP AGREEMENT (the "Agreement") is made as of the __th day of September, 2004, by the signatory hereto ("Holder"), in connection with his ownership of shares of Logistical Support, Inc., a Utah corporation (the "Company"). All capitalized terms not otherwise defined shall have the same meaning set forth in the Securities Purchase Agreement by and among the Company and the purchasers set forth on the signature page attached thereto dated on or about this date ("Purchase Agreement").

         NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

         1.       Background.

                  a. Holder is the beneficial owner of the amount of shares of the Common Stock, $.001 par value, of the Company ("Common Stock") designated on the signature page hereto.

                  b. Holder acknowledges that the Company has entered into or will enter into agreements with purchasers of the Company's Common Stock under the Purchase Agreement (the "Purchasers"), for the sale of an aggregate of up to $2,000,000 of Common Stock to the Purchasers (the "Offering"). Holder understands that, as a condition to proceeding with the Offering, the Purchasers have required, and the Company has agreed to assist the Purchasers in obtaining, an agreement from the Holder to refrain from selling any securities of the Company from the date of the closing of the transactions contemplated by the Purchase Agreement until the earlier of (i) 18 months from the date of such closing or (ii) the resale of the Shares by the Purchasers (the "Restriction Period").

         2.       Share Restriction.

                  a. Holder hereby agrees that during the Restriction Period, the Holder will not sell or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof, other than (i) in connection with an offer made to all shareholders of the Company or any merger, consolidation or similar transaction involving the Company, or (ii) with the prior written consent of the Purchasers and Company, which shall not be unreasonably withheld. Holder further agrees that the Company is authorized to and the Company agrees to place "stop orders" on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.

                  b. Any subsequent issuance to and/or acquisition of shares by Holder will be subject to the provisions of this Agreement.

                  c. Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin.

         3.       Miscellaneous.

                  a. At any time, and from time to time, after the signing of this Agreement, Holder will execute such additional instruments and take such action as may be reasonably requested by the Purchasers to carry out the intent and purposes of this Agreement.

                  b. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of California, except to the extent that the securities laws of the state in which Holder resides and federal securities laws may apply.

                  c. This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof.

                  d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

                            [signature page follows]

                  IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder and the Company have executed this Lock Up Agreement as of the day and year first above written.

                                       HOLDER:

                                       -----------------------------------
                                       --------

                                       -----------------------------------

                                       Number of Shares of Common Stock
                                       Beneficially Owned

                                       COMPANY:

                                       Logistical Support, Inc.

                                       By:
                                          ---------------------------------
                                                Harry Lebovitz, Co-Chairman